                                                                                 EXHIBIT 21
                                                                                 ----------
HARSCO CORPORATION

Subsidiaries of the Registrant
                                                    Country of                   Ownership
Name                                               Incorporation                 Percentage
-------------------------------------------------------------------------------------------
MultiServ Argentina S.A.                             Argentina                      100%
Harsco (Australia) Pty. Limited                      Australia                      100%
Harsco Track Technologies Pty. Ltd.                  Australia                      100%
MultiServ Australasia Pty. Ltd.                      Australia                       70%
MultiServ Holdings Pty. Limited                      Australia                       55%
MultiServ NSW Pty. Limited                           Australia                       55%
MultiServ South East Asia Pty. Ltd.                  Australia                      100%
MultiServ Victoria Pty. Ltd.                         Australia                       70%
SGB Raffia Pty. Ltd.                                 Australia                      100%
Taylor-Wharton (Australia) Pty. Limited              Australia                      100%
Hunnebeck Austria Schalungstechnik                   Austria                        100%
AluServ Middle East W.L.L.                           Bahrain                         65%
La Louviere Logistique S.A.                          Belgium                        100%
MultiServ S.A.                                       Belgium                        100%
MultiServ Services Specialises S.A.S.                Belgium                        100%
SGB Belgium Sarl                                     Belgium                        100%
Verwerkingsbedryf Voor Byproduckten
  in de Staalnyverhei                                Belgium                        100%
SGB Belgium Sprl                                     Belgium                        100%
Harsco (Bermuda) Limited                             Bermuda                        100%
MultiServ Limitada                                   Brazil                         100%
Sobremetal - Recuperacao de Metais Ltda.             Brazil                         100%
Harsco Canada Corporation                            Canada                         100%
Harsco Canada General Partner Limited                Canada                         100%
Harsco Canada Limited Partnership                    Canada                         100%
Harsco Nova Scotia Holding Corporation               Canada                         100%
Guernsey Plant Hire Ltd.                             Channel Islands-Guernsey       100%
SGB (Channel Islands) Ltd.                           Channel Islands-Jersey         100%
MultiServ Chile S.A.                                 Chile                          100%
Inversiones Hunnebeck (Chile) LTDA                   Chile                          100%
Moldajes Y Andamios TH S.A.                          Chile                          100%
MultiServ Tang Shan Iron & Steel
  Service Corp. Ltd.                                 China                          100%
MultiServ Zhejiang Iron & Steel
  Service Corp. Ltd.                                 China                           80%
Taylor-Wharton (Beijing) Cryogenic
  Equipment Co. Ltd.                                 China                          100%
Czech Slag - Nova Hut s.r.o.                         Czech Republic                  65%
Heckett MultiServ spol. s.r.o.                       Czech Republic                 100%
Hunnebeck Bohemia spol s.r.o.                        Czech Republic                 100%
MultiServ Cz s.r.o.                                  Czech Republic                 100%
SGB Cz a.s.                                          Czech Republic                 100%
Hunnebeck Danmark A/S                                Denmark                        100%
Hunnebeck SGB ApS                                    Denmark                        100%

                                                                                 EXHIBIT 21
                                                                                 ----------
HARSCO CORPORATION

Subsidiaries of the Registrant
                                                    Country of                   Ownership
Name                                               Incorporation                 Percentage
-------------------------------------------------------------------------------------------
Heckett Bahna Co. For Industrial
  Operations S.A.E.                                  Egypt                          100%
Heckett MultiServ Bahna S.A.E.                       Egypt                           65%
SGB Egypt for Scaffolding and Formwork S.A.E.        Egypt                        98.85%
Slag Processing Company Egypt (SLAR) S.A.E.          Egypt                           60%
MultiServ Oy                                         Finland                        100%
BC Nord S.A.S.                                       France                         100%
BC S.A.S.                                            France                         100%
Becema S.A.S.                                        France                         100%
Evulca S.A.S.                                        France                         100%
Floyequip S.A.                                       France                         100%
Hunnebeck France S.A.S.                              France                         100%
MultiServ France S.A.                                France                         100%
MultiServ Industries S.A.S.                          France                         100%
MultiServ Logistique et Services
  Specialises S.A.S.                                 France                         100%
MultiServ S.A.S.                                     France                         100%
MultiServ Sud S.A.                                   France                         100%
PyroServ SARL                                        France                         100%
SGB S.A.S.                                           France                         100%
SMI Lorelev S.A.S.                                   France                         100%
Solomat Industries S.A.                              France                         100%
Carbofer International GmbH                          Germany                        100%
Harsco GmbH                                          Germany                        100%
Hunnebeck GmbH                                       Germany                        100%
SGB Cleton Isolierungen GmbH                         Germany                        100%
Hunnebeck Group GmbH                                 Germany                        100%
MultiServ GmbH                                       Germany                        100%
MultiServ Guatemala S.A.                             Guatemala                      100%
SGB Asia Pacific Ltd.                                Hong Kong                      100%
Hunnebeck Hungaria s.r.o.                            Hungary                        100%
SGB Eventlink (Ireland) Ltd.                         Ireland                        100%
SGB Scafform Limited                                 Ireland                        100%
Hunnebeck Italia S.p.A.                              Italy                          100%
MultiServ Italia SrL                                 Italy                          100%
IlServ SrL                                           Italy                           65%
SGB Baltics S.I.A.                                   Latvia                          70%
Luxequip Holding S.A.                                Luxembourg                     100%
MultiServ S.A.                                       Luxembourg                     100%
SGB Asia Pacific (M) Sdn Bhd.                        Malaysia                       100%
Taylor-Wharton Asia (M) Sdn. Bhd.                    Malaysia                       100%
Taylor-Wharton Gas Equipment Sdn. Bhd.               Malaysia                       100%
Andamios Patentados, S.A. de C.V.                    Mexico                         100%
Electroforjados Nacionales, S.A. de C.V.             Mexico                         100%

                                                                                 EXHIBIT 21
                                                                                 ----------
HARSCO CORPORATION

Subsidiaries of the Registrant
                                                    Country of                   Ownership
Name                                               Incorporation                 Percentage
-------------------------------------------------------------------------------------------
Irving, S.A. de C.V.                                 Mexico                         100%
MultiServ Metals de Mexico, S.A. de C.V.             Mexico                         100%
MultiServ Transport, BV                              Netherlands                    100%
Harrie Scholten BV                                   Netherlands                    100%
Harsco Europa B.V.                                   Netherlands                    100%
Harsco Finance B.V.                                  Netherlands                    100%
Heckett MultiServ China B.V.                         Netherlands                    100%
Heckett MultiServ Far East B.V.                      Netherlands                    100%
MultiServ (Holland) B.V.                             Netherlands                    100%
MultiServ Finance B.V.                               Netherlands                    100%
MultiServ International B.V.                         Netherlands                    100%
SGB Hunnebeck Framework                              Netherlands                    100%
SGB Industrial Services B.V.                         Netherlands                    100%
SGB Cleton B.V.                                      Netherlands                    100%
SGB Logistic Services B.V.                           Netherlands                    100%
SGB North Europe B.V.                                Netherlands                    100%
Slag Reductie (Pacific) B.V.                         Netherlands                    100%
Slag Reductie Nederland B.V.                         Netherlands                    100%
Stalen Steigers Holland B.V.                         Netherlands                    100%
SteelServ Limited                                    New Zealand                     50%
Hunnebeck Norge AS                                   Norway                         100%
MultiServ A.S.                                       Norway                         100%
MultiServ Peru SA                                    Peru                           100%
Hunnebeck Polska Sp zoo                              Poland                         100%
Companhia de Tratamento de Sucatas, Limitada         Portugal                       100%
Trenci-Engenharia Tecnicas Racuionalizades
  de Construcao Civil Lda.                           Portugal                       100%
SGB Al Darwish United WLL                            Qatar                           49%
Heckett MultiServ Saudi Arabia Limited               Saudi Arabia                    55%
MultiServ Smederevo D.O.O.                           Serbia                         100%
MultiServ Slovensko s.r.o.                           Slovak Republic                100%
SGB Slovensko s.r.o.                                 Slovak Republic                100%
Taylor-Wharton Harsco, s.r.o.                        Slovak Republic                100%
MultiServ South Africa (Pty.) Limited                South Africa                   100%
SRH Mill Services (Pty.) Ltd.                        South Africa                   100%
SteelServ (Pty.) Ltd.                                South Africa                   100%
Heckett MultiServ Ltd.                               South Africa                   100%
Gestion Materias Ferricas, S.A.                      Spain                          100%
MultiServ Iberica S.A.                               Spain                          100%
MultiServ Intermetal S.A.                            Spain                          100%
MultiServ Lycrete S.A.                               Spain                          100%
MultiServ Reclamet, S.A.                             Spain                          100%
Serviequipo S.A.                                     Spain                          100%
Hunnebeck Sverige A.B.                               Sweden                         100%

                                                                                 EXHIBIT 21
                                                                                 ----------
HARSCO CORPORATION

Subsidiaries of the Registrant
                                                    Country of                   Ownership
Name                                               Incorporation                 Percentage
-------------------------------------------------------------------------------------------
Montanus Industriforvaltning A.B.                    Sweden                         100%
MultiServ (Sweden) A.B.                              Sweden                         100%
MultiServ A.B.                                       Sweden                         100%
MultiServ Nordiska A.B.                              Sweden                         100%
MultiServ (Thailand) Company Limited                 Thailand                       100%
Faber Prest Limited                                  U.K.                           100%
Fourninezero Ltd.                                    U.K.                           100%
Harsco (U.K.) Ltd.                                   U.K.                           100%
Harsco Investment Ltd.                               U.K.                           100%
Harsco Track Technologies Ltd.                       U.K.                           100%
Heckett Limited                                      U.K.                           100%
MultiServ Holding Limited                            U.K.                           100%
MultiServ Group Ltd.                                 U.K.                           100%
MultiServ Investment Limited                         U.K.                           100%
MultiServ plc                                        U.K.                           100%
SGB Exclesio UA JV LTD                               U.K.                            87%
SGB Group Ltd.                                       U.K.                           100%
SGB Investments Ltd.                                 U.K.                           100%
SGB Services Ltd.                                    U.K.                           100%
Short Bros (Plant) Ltd.                              U.K.                           100%
Slag Reduction Overseas Limited                      U.K.                           100%
Ashland Recovery Inc.                                U.S.A.                         100%
Braddock Recovery Inc.                               U.S.A.                         100%
ECR Inc.                                             U.S.A.                         100%
Great Lakes Recovery Systems Inc.                    U.S.A.                         100%
Harsco Defense Holding, Inc.                         U.S.A.                         100%
Harsco Minnesota Corporation                         U.S.A.                         100%
Harsco Technologies Corporation                      U.S.A.                         100%
Harsco UDLP Corporation                              U.S.A.                         100%
Heckett Technology Services Inc.                     U.S.A.                         100%
MultiServ General Corp.                              U.S.A.                         100%
MultiServ Inc.                                       U.S.A.                         100%
MultiServ Intermetal Inc.                            U.S.A.                         100%
MultiServ Investment Corporation                     U.S.A.                         100%
MultiServ Operations Ltd.                            U.S.A.                         100%
MultiServ U.S. Corporation                           U.S.A.                         100%
National Briquette Corporation                       U.S.A.                         100%
SGB Holdings Inc.                                    U.S.A.                         100%
Slag Reduction Investment Corporation                U.S.A.                         100%
SGB (Ukraine) LLC                                    Ukraine                        100%
Hunnebeck Emirates LLC                               United Arab Emirates            49%
Quebeisi SGB LLC                                     United Arab Emirates            49%
Hunnebeck Middle East FZE                            United Arab Emirates           100%
Heckett MultiServ M.V. & M.S., C.A.                  Venezuela                      100%

                                                                                 EXHIBIT 21
                                                                                 ----------
HARSCO CORPORATION

Subsidiaries of the Registrant


Companies in which Harsco Corporation does not exert management control are not consolidated. These companies are listed below as unconsolidated entities.

                                                  Country of
                                                  Incorporation/                 Ownership
Name                                              Organization                   Percentage
-------------------------------------------------------------------------------------------
Granufos S.A.S.                                      France                          50%
Phooltas Tamper Private Limited                      India                           40%
p.t. Purna Baja Heckett                              Indonesia                       40%